Value Line Core Bond Fund

Supplement dated September 19, 2014 to

Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2014

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and Statement of Additional Information as well as any existing supplements thereto.

On September 18, 2014, the Board of Trustees of the Value Line Core Bond Fund (the “Fund”) approved a reverse stock split with respect to the Fund’s issued and outstanding shares. The amount of each shareholder’s aggregate investment in the Fund will remain unchanged as a result of the reverse stock split. The effect of the reverse stock split is to reduce the number of shares outstanding of the Fund and increase the Fund’s net asset value per share, but the aggregate net asset value of each shareholder’s investment and the aggregate net asset value of the Fund will remain unchanged as a result of the reverse stock split. Of course, these net asset values will change as a result of the Fund’s performance as they do currently.

The reverse stock split will occur on or about October 17, 2014. After the close of the markets on that date, every three shares (or fractions thereof) of the Fund issued and outstanding will automatically and without any action on the part of the shareholders be combined into one share (or fraction thereof) of the Fund.  As a result, immediately following the reverse stock split, each shareholder of the Fund will hold a number of shares of the Fund equal to the number of shares held by the shareholder immediately prior to the reverse stock split, divided by three. For example, if you have a $10,000 investment in the Fund represented by 2,000 shares with a net asset value per share of $5.00 at the time of the reverse stock split, you will have a $10,000 investment in the Fund represented by 666.67 shares with a net asset value per share of $15.00 at the conclusion of the reverse stock split.

* * * * *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE